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                                                                    EXHIBIT 10.2

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                             STOCKHOLDERS AGREEMENT

                                  By and Among

                             Private Business, Inc.,

                       The Stockholders as defined herein

                                       and

                                  The Investors
                                as defined herein

                           Dated as of August 7, 1998







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                                TABLE OF CONTENTS

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ARTICLE I  DEFINITIONS.........................................................................................1
         Section 1.1    Construction of Terms..................................................................1
         Section 1.2    Terms Not Defined......................................................................1
         Section 1.3    Number of Shares of Stock..............................................................1
         Section 1.4    Defined Terms..........................................................................2

ARTICLE II  RESTRICTIONS ON TRANSFER AND CO-SALE PROVISIONS....................................................3
         Section 2.1    General Restriction....................................................................3
         Section 2.2    Co-Sale Procedure......................................................................4
         Section 2.3    Drag-Along Obligations.................................................................5
         Section 2.4    Assignment.............................................................................6

ARTICLE III  RIGHTS TO PURCHASE................................................................................6
         Section 3.1    Right to Participate in Certain Sales of Additional Securities.........................6
         Section 3.2    Assignment of Rights...................................................................7

ARTICLE IV  ELECTION OF DIRECTORS..............................................................................7
         Section 4.1    Board Composition......................................................................7
         Section 4.2    Removal; Vacancies.....................................................................9
         Section 4.3    Committees of the Board................................................................9
         Section 4.4    Irrevocable Proxy......................................................................9
         Section 4.5    Assignment............................................................................10

ARTICLE IV.A  CERTAIN TRANSACTIONS............................................................................10
         Section 4A.1   Restrictions on Certain Affiliated Transactions and Arrangements......................10

ARTICLE V  MISCELLANEOUS PROVISIONS...........................................................................10
         Section 5.1    Survival of Covenants.................................................................10
         Section 5.2    Legend on Securities..................................................................11
         Section 5.3    Amendment and Waiver..................................................................11
         Section 5.4    Notices...............................................................................12
         Section 5.5    Headings..............................................................................13
         Section 5.6    Counterparts..........................................................................13
         Section 5.7    Remedies; Severability................................................................13
         Section 5.8    Entire Agreement......................................................................14
         Section 5.9    Adjustments...........................................................................14
         Section 5.10   Law Governing.........................................................................14
         Section 5.11   Successors and Assigns................................................................14
         Section 5.12   Dispute Resolution....................................................................14
         Section 5.13   Term..................................................................................15

Exhibit A - Form of Joinder Agreement
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                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT is made as of this ____ day of August 1998 by and among Private Business, Inc., a Tennessee corporation (the "Company"), the founding stockholders of the Company identified as such on the signature pages hereto (the "Founding Stockholders"), the persons identified on the signature pages hereto as the Investors (each, an "Investor" and collectively, the "Investors"), and any other stockholder or optionholder who from time to time becomes party to this Agreement by execution of a Joinder Agreement in substantially the form attached hereto as Exhibit A (the "Other Stockholders"). The Founding Stockholders and the Other Stockholders are herein referred to collectively as the "Stockholders" and individually as a "Stockholder."

         WHEREAS, reference is made to the Stock Purchase Agreement, dated as of July 24, 1998, by and among the Company, the Founding Stockholders and the Investors (the "Purchase Agreement"), pursuant to which the Investors have agreed to purchase shares of Series A Convertible Preferred Stock, without par value per share, of the Company (the "Preferred Stock");

         WHEREAS, the Preferred Stock is convertible into shares of Common
Stock;

         WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated by the Purchase Agreement; and

         WHEREAS, the parties hereto desire to agree upon the terms upon which the outstanding securities of the Company, now or hereafter outstanding and held by them will be held, transferred and voted.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I  DEFINITIONS

         SECTION 1.1 CONSTRUCTION OF TERMS. As used herein, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

         SECTION 1.2 TERMS NOT DEFINED. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         SECTION 1.3 NUMBER OF SHARES OF STOCK. Whenever any provision of this Agreement calls for any calculation based on a number of shares of capital stock held by a


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Stockholder or an Investor, the number of Shares deemed to be held by that
Stockholder or Investor shall be the total number of shares of Common Stock then owned by the Stockholder or Investor, plus the total number of shares of Common Stock issuable upon the conversion of any Preferred Stock or other convertible securities or the exercise of any vested options, warrants or subscription rights then owned by such Stockholder or Investor.

         SECTION 1.4 DEFINED TERMS. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

         An "AFFILIATE" of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "COMMON STOCK" means the Common Stock, without par value of the Company and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

         "COMPANY" shall refer to the Company and any successor or successors thereto.

         "PERSON" means an individual, a corporation, an association, a partnership, an estate, a trust, and any other entity or organization, governmental or otherwise.

         "PREFERRED STOCK" means the Preferred Stock, together with any shares issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

         "QUALIFIED PUBLIC OFFERING" has the meaning set forth in Section A.6(b) of Article IV of the Company's Amended and Restated Charter in effect as of the date hereof.

         "SHARES" means (i) with respect to the Investors, the shares of Common Stock subject to acquisition upon the conversion of the Preferred Stock at the relevant time (such number being subject to possible adjustment in accordance with the terms of the Company's charter), or the shares of Common Stock held by the Investors at the relevant time if conversion of the Preferred Stock has then occurred, (ii) with respect to the Stockholders or any Permitted Transferee (as defined in Section 2.1(b) below) thereof, all shares of Common Stock then held





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by the Stockholders and any Permitted Transferees thereof, and (iii) any other equity securities now or hereafter issued by the Company, together with any options thereon and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

         "TRANSFER" means any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

         "TWO THIRDS INTEREST" means the Investors holding not less than two-thirds of the outstanding Shares held by all the Investors.

ARTICLE II  RESTRICTIONS ON TRANSFER AND CO-SALE PROVISIONS

         Notwithstanding anything herein to the contrary, the following provisions of this Section 2 shall terminate immediately prior to the closing of a Qualified Public Offering and shall not apply with respect to any Qualified Public Offering.

         SECTION 2.1 GENERAL RESTRICTION.

                           (a) Each Stockholder agrees that neither he nor his
Permitted Transferees as contemplated by Section 2.1(b) below will directly or indirectly Transfer all or any portion of the Shares now owned or hereafter acquired by any of them, except in bona fide sales to third parties for value following compliance with Section 2.2 or to Permitted Transferees as permitted by Section 2.1(b) (hereinafter "Permitted Transfers").

                           (b) Permitted Transfers by a Stockholder shall
include only Transfers (i) to a spouse or children (including adopted children) or to a trust of which he is the settlor or a trustee for the benefit of a spouse or children (including adopted children) and (ii) Transfers upon death to such Stockholder's heirs, executors or administrators or to a trust under his will or to his or her guardian or conservator (any permitted transferee described in the preceding clause (i) or this clause (ii) being referred to herein as a "Permitted Transferee"); provided that in any such case the Transferee shall have entered into an enforceable written agreement providing that all Shares so Transferred shall continue to be subject to all provisions of this Agreement as if such Shares were still held by such Stockholder. Anything to the contrary in this Agreement notwithstanding, Permitted Transferees shall take any shares so transferred subject to all provisions of this Agreement as if such shares were still held by such Stockholder, whether or not they so agree with the transferor and/or the Company. Notwithstanding the foregoing, Permitted Transferees shall not Transfer any shares other than




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to a Permitted Transferee of a Stockholder without compliance with Sections 2.2.
Without limitation of the foregoing, in connection with any otherwise permitted Transfer of shares of capital stock that are restricted shares and are subject to any stock restriction agreement, any transferee of any such shares shall agree in writing to be bound by the terms of any such stock restriction or similar agreement, including, without limitation, any repurchase or similar right contained therein.

         SECTION 2.2 CO-SALE PROCEDURE.

                           (a) In the event any Stockholder or any Permitted
Transferee under Section 2.1(b) proposes to sell any Shares, such Stockholder may Transfer the Shares subject thereto only following compliance with this
Section 2.2. In such event, such Stockholder shall give prompt written notice of the proposed sale to the Investors, which shall identify the proposed Transferee, the number of Shares proposed to be sold and the terms of the proposed transaction (the "Co-Sale Notice"). Each of the Investors thereupon shall have the right, exercisable upon written notice to such Stockholder or any such Permitted Transferee within 20 days after delivery to it of the Co-Sale Notice (the "Co-Sale Notice Period"), to participate in the sale on the terms and conditions stated in the Co-Sale Notice, except that any Investor who holds Preferred Stock shall be permitted to sell to the relevant purchaser shares of Preferred Stock or Common Stock acquired upon conversion thereof. Each of the Investors shall have the right to sell all or any portion of its shares of capital stock of the Company on the terms and conditions in the Co-Sale Notice (subject to the foregoing), with the maximum number of shares equal to the product obtained by multiplying the number of shares proposed to be sold by such Stockholder or any Permitted Transferees as described in the Co-Sale Notice by a fraction, the numerator of which is the number of Shares owned by such Investor on the date of the Co-Sale Notice, as the case may be, and the denominator of which is the sum of the number of Shares owned by such Stockholder or Permitted Transferees and the number of Shares owned by all of the Investors (including all assignees of the Investors), as of the date of the Co-Sale Notice. To the extent one or more Investors elect not to sell the full amount of shares which they are entitled to sell pursuant to this Section 2.2(a), the other participating Investors' rights to sell shares of capital stock of the Company shall be increased proportionately to their relative holdings of such shares, such that the Investors shall have the right to sell the full number of shares allocable to them in any transaction subject to this Section 2.2(a) even if some Investors elect not to participate. Within five days after the expiration of the Co-Sale Notice Period, such Stockholder or Permitted Transferee shall notify each participating Investor of the number of shares held by such Investor that will be included in the sale and the date on which the sale will be consummated, which shall be no later than the later of (i) 30 days after the delivery of the Co-Sale Notice and (ii) the satisfaction of all governmental approval requirements, if any. Each of the Investors may effect its participation in any sale hereunder by delivery to the purchaser, or to such Stockholder or Permitted Transferee for Transfer to the purchaser, of one or more instruments, certificates and/or option agreements, properly endorsed for transfer, representing the shares it elects to sell therein, provided that no Investor shall be required to make any representations or warranties or to




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provide any indemnities in connection therewith other than with respect to title to the stock being conveyed. At the time of consummation of the sale, the purchaser shall remit directly to each Investor that portion of the sale proceeds to which each Investor is entitled by reason of its participation therein. All costs and expenses in connection with any sales pursuant to this
Section 2.2 shall be paid for by the party that incurred such cost or otherwise as they may have agreed. No Shares may be purchased by a purchaser from a Stockholder or any Permitted Transferee unless the purchaser simultaneously purchases from the Investors all of the shares that they have elected to sell pursuant to this Section 2.2(a).

                           (b) Any Shares held by a Stockholder or any Permitted
Transferee that such Stockholder or Transferee desire to sell following compliance with Section 2.2(a) may be sold to the purchaser only during the 90-day period after the expiration of the Co-Sale Notice Period and only on terms no more favorable to such Stockholder or such Transferee than those contained in the Co-Sale Notice. Promptly after such sale, such Stockholder or Permitted Transferee shall notify the Investors of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Investors. So long as the purchaser is neither a party, nor an affiliate or relative of a party, to this Agreement, such purchaser shall take the Shares so Transferred free and clear of any further restrictions of this Section 2. If, at the end of such 90-day period, such Stockholder or Transferee has not completed the sale of such Shares as aforesaid, all the restrictions on Transfer contained in this
Section 2 shall again be in effect with respect to such shares.

                           (c) In the event that any Investor or any of its
Affiliates proposes to Transfer (other than to an Affiliate who agrees to be bound by the provisions of this Agreement) shares of capital stock of the Company held by such Person such that such Investor or Affiliate shall hold, as a result of such Transfer, less than ninety percent (90%) of the shares of capital stock of the Company originally issued to such Investor under the Purchase Agreement (on an as converted basis and as appropriately adjusted for stock splits, stock dividends and the like), such Investor or Affiliate may only Transfer such shares if it gives prompt written notice of such Transfer to the other Investors and offers the other Investors the same "co-sale" rights with respect to such shares as are set forth in paragraphs (a) and (b) of this
Section 2.2, upon similar terms and conditions as set forth in such paragraphs
(a) and (b) of this Section 2.2.

         SECTION 2.3 DRAG-ALONG OBLIGATIONS.

                           (a) In the event that a Two Thirds Interest of the
Investors consent to selling or otherwise disposing of all or substantially all of the assets of the Company or all or substantially all of the capital stock of the Company to any non-Affiliate(s) of the Company or any of the Investors, or to the Company merging with or into or consolidating with any non-Affiliate(s) of the Company or any of the Investors (in each case, the "Buyer") in a bona fide negotiated transaction (a "Sale"), each Investor shall be obligated to and shall upon the written request of a Two Thirds Interest of the Investors (the "Electing Investors"): (i) sell, Transfer




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and deliver, or cause to be sold, transferred and delivered, to the Buyer, its shares of capital stock of the Company on the same terms and conditions applicable to the Electing Investors, including without limitation with respect to all forms of payments from the Buyer, the Company or any of their Affiliates; and (ii) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such shares in favor of any Sale proposed by the Electing Investors and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Electing Investors or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 2.3, all on the same terms and conditions applicable to the Electing Investors, including without limitation with respect to all forms of payments from the Buyer, the Company or any of their Affiliates; provided that no Investor, other than an Electing Investor, shall be required to be liable for any amounts in excess of its share of the transaction proceeds from any such Sale.

                  (b) Not less than thirty (30) days prior to the date proposed for the closing of any Sale, the Company shall give written notice to each Investor, setting forth in reasonable detail the name or names of the Buyer, the terms and conditions of the Sale, including the purchase price, and the proposed closing date.

         SECTION 2.4 ASSIGNMENT. Each Investor shall have the right to assign its rights under this Section 2 in connection with any Transfer of shares of capital stock of the Company, and such Transferee shall be deemed to be an Investor for purposes hereof. Each such subsequent holder of shares of capital stock of the Company must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted hereunder.

ARTICLE III  RIGHTS TO PURCHASE

         SECTION 3.1 RIGHT TO PARTICIPATE IN CERTAIN SALES OF ADDITIONAL SECURITIES. The Company agrees that it will not sell or issue (i) any shares of capital stock, (ii) securities convertible into or exchangeable for capital stock of the Company or (iii) options, warrants or rights carrying any rights to purchase capital stock of the Company, unless the Company first submits a written offer to each Investor and Stockholder who holds any shares of capital stock of the Company and each of their permitted transferees holding at least two percent (2%) of the fully-diluted capital stock of the Company (collectively, the "Offerees") identifying the terms of the proposed sale (including price, number or aggregate principal amount of securities and all other material terms), and offers to each Offeree the opportunity to purchase its Pro Rata Allotment (as hereinafter defined) of the securities (subject to increase for over-allotment if some Offerees do not fully exercise their rights) on terms and conditions, including price, not less favorable than those on which the Company proposes to sell such securities to a third party or parties. Each Offeree's "Pro Rata Allotment" of such securities shall be based on the ratio (as determined in accordance with Section 1.3 hereof) which the Shares then owned by it bears to all of the then issued and outstanding Shares as of the date of such written offer. The




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Company's offer pursuant to this Section 3.1 shall remain open and irrevocable for a period of 30 days, and the recipients of such offer shall elect to purchase by giving written notice thereof to the Company within such 30-day period, including therein the maximum number of Shares or other securities which the Offeree would purchase if other Offerees do not elect to purchase, with the rights of electing Offerees to purchase such additional shares to be based upon the relative holdings of Shares of the electing Offerees in the case of over-subscription. Any securities so offered which are not purchased pursuant to such offer may be sold by the Company, but only on the terms and conditions set forth in the initial offer, at any time within 120 days following the termination of the above-referenced 30-day period but may not be sold to any other person or on terms and conditions, including price, that are more favorable to the purchaser than those set forth in such offer or after such 120-day period without renewed compliance with this Section 3.1.

         Notwithstanding the foregoing, the right to purchase granted under this
Article III shall be inapplicable with respect to any (i) options to purchase shares of Common Stock granted or to be granted pursuant to the Company's 1998 Stock Plan (as defined in the Purchase Agreement), (ii) securities issued as a result of any stock split, stock dividend, reclassification or reorganization or similar event with respect to the Common Stock or (iii) shares of Common Stock issued upon conversion of the Preferred Stock or upon exercise of options granted pursuant to the Company's 1998 Stock Plan or options to purchase shares of Common Stock outstanding as of the date hereof.

         SECTION 3.2 ASSIGNMENT OF RIGHTS. The rights of the Offerees set forth in this Article III are transferable (subject to the minimum holding requirements set forth in Section 3.1 above) to each Transferee of shares of capital stock of the Company by the Offerees in connection with a Transfer of such shares otherwise permitted hereunder to a Transferee of the capital stock of the Company, and such Transferee shall be deemed to be an Offeree for purposes hereof. Any Transferee that is a fund managed by or associated with a Proxy Holder shall be deemed an "Investor" for purposes of this Article III and shall not be subject to the minimum holding requirements set forth in Section
3.1 above. Each such subsequent holder of such shares of capital stock must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted hereunder.

ARTICLE IV  ELECTION OF DIRECTORS

         SECTION 4.1 BOARD COMPOSITION. Each Investor and each Stockholder (including, for purposes of this Section 4.1, each Permitted Transferee) agrees to vote all of its shares of the capital stock of the Company having voting power (and any other shares over which it exercises voting control), to the extent it holds such voting stock at the relevant time, in connection with the election of Directors to elect and continue in the office as Directors nine (9) individuals, subject to Section 4.2 below, and to elect and continue in office as Directors the following:




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                           (a) for so long as each such individual owns at least
ten percent (10%) of the fully-diluted capital stock of the Company, William B. King, Greg Thurman and Tom Black (the "Stockholder Nominees");

                           (b) as provided in Article IV of the Company's
Amended and Restated Certificate of Incorporation, for so long as the Investors shall hold (i) shares of Preferred Stock or (ii) shares of Common Stock issued upon conversion of such shares of Preferred Stock representing in the aggregate at least ten percent (10%) of the fully-diluted capital stock of the Company, one (1) individual nominated by TA Associates, Inc. on behalf of the Investors identified as "TA Investors" on the signature pages hereto, one (1) individual nominated by Summit Partners, LLC on behalf of the Investors identified as "Summit Investors" on the signature pages hereto, and one (1) individual nominated by a Two Thirds Interest of the Investors, who shall initially be Bruce R. Evans, Brian J. Conway and one individual to be named later by the Proxy Holders (as defined in Section 4.4 below), respectively (the "Investor Nominees");

                           (c) one (1) individual who is a member of the
Company's management team (the "Management Nominee") nominated by holders of a majority-in-interest of the then outstanding Common Stock and Preferred Stock (on an as converted basis); and

                           (d) two (2) non-employee directors as defined in Rule
16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who are not, and have not been in the previous three years, either an Associate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of, vendor (or employed by a vendor) to or person with a direct contractual relationship with, either Proxy Holder (as defined in Section 4.4 below) or any Stockholder or any of the Stockholders' Affiliates ("Independent Director Nominees") nominated by holders of a majority-in-interest of the then outstanding Common Stock and Preferred Stock (on an as converted basis).

         If and to the extent that any of the Stockholder Nominees holds less than ten percent (10%) of the fully-diluted capital stock of the Company, such individual shall no longer be entitled to be a Director of the Company and the holders of a majority-in-interest of the then outstanding Common Stock and Preferred Stock shall be entitled to nominate an additional Independent Director Nominee in accordance with subparagraph (d) above. Each of the Management Nominees and the Independent Director Nominees shall be reasonably acceptable to a Two Thirds Interest of the Investors.

         If at any time the Investors hold Common Stock representing, in the aggregate, less than ten percent (10%) of the fully-diluted capital stock of the Company, the Investors shall no longer be entitled to nominate the Investor Nominees and the holders of a majority-in-interest of the then outstanding Common Stock and Preferred Stock shall be entitled to nominate three (3) additional Independent Director Nominees in accordance with subparagraph (d) above.




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         SECTION 4.2 REMOVAL; VACANCIES. Each Investor and each Stockholder agrees to vote all of its shares of the capital stock of the Company, having voting power (and any other shares over which she or it exercises voting control), to the extent it holds such voting stock at the relevant time, for the removal of any Director upon the request of the Persons then entitled to nominate such Director and for the election to the Board of Directors of a substitute designated by such party in accordance with the provisions of Section
4.1 hereof. Each Investor and each Stockholder further agrees to vote all of its shares of the capital stock of the Company having voting power (and any other shares over which he or it exercises voting control) in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors occurring for any reason shall be filled only in accordance with the provisions of this Article IV.

         SECTION 4.3 COMMITTEES OF THE BOARD. The Company, the Investors and the Stockholders agree to use their best efforts to cause the Board of Directors to establish a Compensation Committee (which shall be delegated with exclusive authority over all compensation and employee stock and option matters) and an Audit Committee (which shall be charged with reviewing the Company's financial statements and accounting practices). The Compensation and Audit Committees shall consist of three (3) Directors, one (1) of which shall be a Stockholder Nominee (as selected by a majority-in-interest of the Stockholders), one (1) of which shall be an Investor Nominee (as selected by a Two Thirds Interest of the Investors) and the other of which shall be an Independent Director Nominee selected by both a majority-in-interest of the Stockholders and a Two Thirds Interest of the Investors.

         SECTION 4.4 IRREVOCABLE PROXY. Effective as of the date hereof, Cendant Corporation ("Cendant"), hereby appoints TA Associates, Inc. and Summit Partners, LLC (the "Proxy Holders") as its irrevocable proxies to act for and vote on behalf of Cendant with respect to all of the shares of capital stock of the Company held by Cendant in connection with voting on any matter requiring a vote of stockholders of the Company, including, without limitation, the election of directors, regardless of (i) whether such approval is sought at an annual or special meeting of the Company's stockholders, or by written consent in lieu of a meeting, or otherwise, or (ii) whether such vote is to be cast in person or by proxy, or as otherwise permitted by law; provided that the Proxy Holders shall have no such proxy to act for and vote on behalf of Cendant in connection with any amendments to the terms of the Preferred Stock referred to in Section A.8(a) of Article IV of the Amended and Restated Charter of the Company if (x) such amendment would impose any additional obligations on Cendant to pay any amounts or assume financial liabilities or (y) Cendant would get treated any less favorably than any of the Investors or any of their Affiliates in connection with such amendment. Any such action or vote to be taken by the Proxy Holders must be taken by both Proxy Holders in order to be valid and effective.

         This proxy is coupled with an interest and shall be irrevocable and remain in effect until the earlier of (x) the closing of a Qualified Public Offering, or (y) the date on which the Proxy




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Holders or their Affiliates cease to hold in the aggregate a majority of the outstanding shares of Preferred Stock.

         SECTION 4.5 ASSIGNMENT. Each Investor and Stockholder agrees, as a condition to any Transfer of its or his shares of capital stock of the Company, to cause the Transferee to agree to the provisions of this Article IV, whereupon such Transferee shall be subject to the provisions hereof to the same extent as the Investors and the Stockholders, as applicable, in connection with its ownership of the shares so Transferred for purposes of this Article IV.

ARTICLE IV.A  CERTAIN TRANSACTIONS

         SECTION 4A.1 RESTRICTIONS ON CERTAIN AFFILIATED TRANSACTIONS AND ARRANGEMENTS. Notwithstanding anything to the contrary contained in this Agreement, neither Proxy Holder nor Cendant (collectively, the "Prohibited Parties") shall, nor will it permit any of the Persons of which it holds a majority of the voting securities ("Controlled Persons") to, (x) enter into any contractual or other arrangement with the Company or any of its subsidiaries, or
(y) effect any transaction (including, without limitation, any transaction involving the payment of any amounts or the delivery of any goods or services) with the Company or any of its subsidiaries; provided that the foregoing restrictions shall not apply to (a) this Agreement, the Purchase Agreement or any other agreement set forth as an exhibit to the Purchase Agreement (an "Existing Agreement") and transactions expressly contemplated thereby, or any other agreement (a "Future Agreement") expressly contemplated and permitted pursuant to the provisions of any Existing Agreement (as in effect on the date hereof), such as in connection with the exercise of any "drag-along" rights pursuant to Section 2.3 above or in connection with the exercise of any "registration rights" under the Registration Rights Agreement, (b) arrangements and transactions between the Company and any such Person that are on an arm's length basis and do not include payments that exceed $500,000 in any twelve (12) month period, (c) any arrangement or transaction which is specifically approved in writing in advance by each of the other Prohibited Parties or (d) any transaction in which the other Prohibited Parties are offered the opportunity to participate in such transaction on a pro rata basis in accordance with their relative ownership interests in the Company (e.g., such as in connection with any Company financing or refinancing, etc.) and otherwise on terms and conditions which are no less favorable to the other Prohibited Parties than those extended to such Prohibited Party or any of its respective Controlled Persons. The Company agrees that it will not enter into any transactions with the Prohibited Parties or their Controlled Persons that are not in compliance with this Section 4A.1.

ARTICLE V  MISCELLANEOUS PROVISIONS

         SECTION 5.1 SURVIVAL OF COVENANTS. Each of the parties hereto agrees that each covenant and agreement made by it in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement is material, shall be deemed to have been relied upon by the other parties and shall remain operative and in full force and effect after the date hereof regardless of any investigation. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

         SECTION 5.2 LEGEND ON SECURITIES. The Company, the Investors and the Stockholders acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by any of the Investors, Stockholders or their Permitted Transferees:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (2) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

         THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF AUGUST __, 1998, INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF THIS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         SECTION 5.3 AMENDMENT AND WAIVER.

         (a) Any party may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise.

         (b) This Agreement may be amended with the prior written consent of (a) the Company, (b) each Stockholder who holds at least five percent (5%) of the Common Stock (on a fully diluted basis) of the Company (each, a "5% Holder") and
(c) a Two Thirds Interest of the Investors; provided, however, that any such amendment shall also require the approval of Cendant unless (x) such amendment does not impose any additional obligations on Cendant to pay any amounts or assume financial liabilities and (y) in connection with such amendment Cendant would not get treated any less favorably than any of the other Investors or any of their respective Affiliates; and provided further that any amendment to Sections 2.2 (to the extent such amendments would effect the rights of Cendant set forth in Section 2.2(c)), 2.3, 4.4, 4A.1 or 5.3 hereof shall in any event also require the approval of Cendant. Any amendment made by the 5% Holders and the requisite Investors as provided in the preceding sentence shall be binding on all Stockholders and Investors, respectively, and no Stockholder or Investor shall have any cause of action against any other Person for any action taken by such Person in reliance upon such consent. Except as set forth herein, all actions by the Company hereunder shall be taken by or upon the direction of a majority of the members of the Board of Directors of the Company.

         SECTION 5.4 NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective three days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier:

         If to the Company:           Private Business, Inc.
                                      9010 Overlook Drive
                                      Brentwood, Tennessee 37024
                                      Attention: William B. King
                                      Telecopy No.: (615) 221-8479

            with a copy to:           Harwell Howard Hyne Gabbert & Manner, P.C.
                                      1800 First American Center
                                      Nashville, TN 37238
                                      Attention:  Lee C. Dilworth, Esq.
                                      Telecopy No.: (615) 251-1059

       If to the Investors:           TA Associates, Inc.
                                      High Street Tower, Suite 2500
                                      125 High Street
                                      Boston, MA 02110
                                      Attention:  Brian J. Conway
                                      Telecopy No.: (617) 574-6728
                  and
                                      Summit Partners

                                      600 Atlantic Avenue, Suite 200
                                      Boston, MA  02210
                                      Attention: Bruce R. Evans
                                      Telecopy No.: (617) 824-1100

            with a copy to:           Goodwin, Procter & Hoar  LLP
                                      Exchange Place
                                      Boston, MA 02109
                                      Attention:  John R. LeClaire, P.C.
                                      Telecopy No.: (617) 570-8150

                  and                 Cendant Corporation
                                      6 Sylvan Way
                                      Parsippany, NJ 07054
                                      Attention: Samuel L. Katz
                                      Telecopy No.: (973) 496-5113

         SECTION 5.5 HEADINGS. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         SECTION 5.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         SECTION 5.7 REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any unauthorized Transferee as one of its Stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Agreement.

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         SECTION 5.8 ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and any other agreements specifically contemplated hereby and thereby, is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement and the Purchase Agreement and other agreements specifically contemplated hereby and thereby (including the exhibits hereto and thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

         SECTION 5.9 ADJUSTMENTS. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations and similar changes affecting the capital stock of the Company.

         SECTION 5.10 LAW GOVERNING. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Tennessee (without giving effect to principles of conflicts of law). Each party also waives trial by jury in any action relating to this Agreement.

         SECTION 5.11 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such successor. Subject to the minimum holding requirements set forth in Section 3.1 above, the rights of the Investors hereunder shall be assignable to Transferees of the shares of capital stock of the Company held by the Investors. This Agreement may not be assigned by the Stockholders except as provided herein without the prior written consent of a Two Thirds Interest of the Investors, and without such prior written consent any attempted Transfer shall be null and void.

         SECTION 5.12 DISPUTE RESOLUTION. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the "J.A.M.S. Rules"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. ss.1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Baltimore, Maryland.

         Such proceedings shall be administered by the neutral arbitrator in accordance with the J.A.M.S. Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

                  (a) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure;

                  (b)      no other discovery;

                  (c) hearings before the neutral arbitrator which shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

                  (d) decision to be rendered not more than ten (10) days following such hearings.

         Notwithstanding anything to the contrary contained herein, the provisions of this Section 5.12 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder.

         Each of the parties hereto (a) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

         SECTION 5.13 TERM. This Agreement shall remain in effect until the earlier of (i) immediately prior to the closing of a Qualified Public Offering and shall not apply with respect to such Qualified Public Offering or (ii) such time as no Investor or its permitted assigns shall hold any shares of capital stock of the Company.









                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Stockholders Agreement to be duly executed as of the date first set forth above.

                                    THE COMPANY:

                                    PRIVATE BUSINESS, INC.

                                    By:
                                         ---------------------------------------
                                         Name:  William B. King, Jr.
                                         Title: Chairman











                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    FOUNDING STOCKHOLDERS:

                                    THE WILLIAM B. KING, JR. ANNUITY TRUST -
                                    1997

                                    By:
                                         ---------------------------------------
                                         William B. King, Jr., Trustee

                                    --------------------------------------------
                                    William B. King, individually

                                    --------------------------------------------
                                    THE GREGORY A. THURMAN ANNUITY TRUST -
                                    1997

                                    By:
                                         ---------------------------------------
                                         Gregory A. Thurman, Trustee


                                    --------------------------------------------
                                    Gregory A. Thurman, individually

                                    THE CARL E. BRASSER ANNUITY TRUST - 1997

                                    By:
                                         ---------------------------------------
                                         Carl E. Brasser, Trustee

                                    --------------------------------------------
                                    Carl E. Brasser, individually

                                    --------------------------------------------
                                    Tom Black, individually









                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    --------------------------------------------
                                    Kenneth L. Keith, individually

                                    --------------------------------------------
                                    David F. Anderson, individually








                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    INVESTORS:

                                    TA/ADVENT VIII, L.P.

                                    By:  TA Associates VIII, LLC
                                    Its: General Partner

                                    By:  TA Associates, Inc.
                                    Its: Manager

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director

                                    ADVENT ATLANTIC AND PACIFIC III, L.P.

                                    By:  TA Associates AAP III Partners, L.P.
                                    Its: General Partner

                                    By:  TA Associates, Inc.
                                    Its: General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director

                                    TA INVESTORS LLC

                                    By:  TA Associates, Inc.
                                    Its: Manager

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    TA EXECUTIVES LLC

                                    By: TA Associates, Inc.

                                    Its: Manager

                                    By:
                                         ---------------------------------------
                                         Name:  Brian J. Conway
                                         Title: Managing Director












                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    SUMMIT VENTURES V, L.P.

                                    By:  Summit Partners V, L.P.
                                    Its: General Partner

                                    By:  Summit Partners, LLC
                                    Its: General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member

                                    SUMMIT V ADVISORS FUND (QP), L.P.

                                    By:  Summit Partners V, L.P.
                                    Its: General Partner

                                    By:  Summit Partners, LLC
                                    Its: General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member

                                    SUMMIT V ADVISORS FUND, L.P.

                                    By:  Summit Partners V, L.P.
                                    Its: General Partner

                                    By:  Summit Partners, LLC
                                    Its: General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    SUMMIT INVESTORS III, L.P.

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: General Partner

                                    SUMMIT V COMPANION FUND, L.P.

                                    By:  Summit Partners V, L.P.
                                    Its: General Partner

                                    By:  Summit Partners, LLC
                                    Its: General Partner

                                    By:
                                         ---------------------------------------
                                         Name:  Bruce R. Evans
                                         Title: Member

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    CENDANT CORPORATION

                                    By:
                                         ---------------------------------------
                                         Name:  Samuel L. Katz
                                         Title: Executive Vice President

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    BT INVESTMENT PARTNERS, INC.

                                    By:
                                         ---------------------------------------
                                         Name:  Christine Barbella-Foggia
                                         Title: Principal

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    THE JOHN RYAN TYRRELL TRUST

                                    By:
                                         ---------------------------------------
                                         Name:  W. Patrick Ortale, III
                                         Title: Trustee

                                    --------------------------------------------
                                    W. Patrick Ortale, III

                                    THE JACK AND SANDRA TYRRELL JOINT
                                    REVOCABLE TRUST

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title: Trustee

                                    LAURA FARISH CHADWICK MANAGEMENT
                                    TRUST

                                    By:
                                         ---------------------------------------
                                         Name:  Terry W. Ward
                                         Title: Trustee








                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    SUNAPEE SECURITIES, INC.

                                    By:
                                         ---------------------------------------
                                         Name:  Gary B. Wilkinson
                                         Title: Treasurer

                                    SQUAM LAKE INVESTORS III, L.P.

                                    By:
                                         ---------------------------------------
                                         Name:  Gary B. Wilkinson
                                         Title: Treasurer

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    1998 GPH FUND, LLC

                                    By:
                                         ---------------------------------------
                                         Name:  H. David Henken
                                         Title: Managing Member

                                    GPH PB FUND, LLC

                                    By:
                                         ---------------------------------------
                                         Name:  John R. LeClaire
                                         Title: Managing Member

                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

         The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Stockholders Agreement (the "Agreement") dated as of August __, 1998 by and among Private Business, Inc. (the "Company") and the parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Stockholder" (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

---------------------------------------------------------------------------
Facsimile No.____________________.


                                         ---------------------------------------
                                         Name:











                   [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]